Exhibit 99.3


                               UBS Investment Bank
                            Fixed Bid Stratification

                           Available; AF15 June2; 6/7
================================================================================


--------------------------------------------------------------------------------
Pool Summary                              COUNT                UPB          %
--------------------------------------------------------------------------------
Conforming                                  394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $39,295,503.35
Data as of Date: 2004-06-01
GROSS WAC: 5.6925%
NET WAC: 5.433%
% SF/PUD: 52.38%
% FULL/ALT: 76.55%
% CASHOUT: 42.30%
% PURCHASE: 0.00%
% INVESTOR: 100.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 65.85%
% FICO > 679: 77.61%
% NO FICO: 0.15%
WA FICO: 710
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 17.89%
Latest Maturity Date: 20190601
Loans with Prepay Penalties: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                              COUNT                UPB          %
--------------------------------------------------------------------------------
15 YR FXD                                   394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                          COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                           68     $ 2,287,876.00       5.82%
$50,000.01 - $100,000.00                    168      11,289,565.00      28.73
$100,000.01 - $150,000.00                    77       8,737,036.00      22.23
$150,000.01 - $200,000.00                    39       6,454,650.00      16.43
$200,000.01 - $250,000.00                    21       4,413,877.00      11.23
$250,000.01 - $300,000.00                    11       2,850,470.00       7.25
$300,000.01 - $350,000.00                     9       2,856,401.00       7.27
$400,000.01 - $450,000.00                     1         405,629.00       1.03
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Minimum: $11,700.00
Maximum: $416,000.00
Average: $107,941.16
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                            COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                           94     $ 3,450,005.00       8.78%
$50,000.01 - $100,000.00                    157      11,448,536.00      29.13
$100,000.01 - $150,000.00                    71       8,650,936.00      22.02
$150,000.01 - $200,000.00                    36       6,309,582.00      16.06
$200,000.01 - $250,000.00                    18       3,971,938.00      10.11
$250,000.01 - $300,000.00                     8       2,202,478.00       5.60
$300,000.01 - $350,000.00                     9       2,856,401.00       7.27
$400,000.01 - $450,000.00                     1         405,629.00       1.03
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                COUNT                UPB          %
--------------------------------------------------------------------------------
5.251% - 5.500%                             167     $19,893,666.00      50.63%
5.501% - 5.750%                             124      11,226,140.00      28.57
5.751% - 6.000%                              53       4,155,912.00      10.58
6.001% - 6.250%                              13         636,978.00       1.62
6.251% - 6.500%                               7         668,257.00       1.70
6.501% - 6.750%                               6         628,996.00       1.60
6.751% - 7.000%                               8         959,730.00       2.44
7.001% - 7.250%                              11         870,223.00       2.21
7.251% - 7.500%                               2          78,454.00       0.20
7.501% - 7.750%                               2         163,810.00       0.42
7.751% - 8.000%                               1          13,337.00       0.03
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 7.875%
Weighted Average: 5.693%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                  COUNT                UPB          %
--------------------------------------------------------------------------------
5.001% - 5.250%                             167     $19,893,666.00      50.63%
5.251% - 5.500%                             124      11,226,140.00      28.57
5.501% - 5.750%                              53       4,155,912.00      10.58
5.751% - 6.000%                              13         636,978.00       1.62
6.001% - 6.250%                               7         668,257.00       1.70
6.251% - 6.500%                              12       1,529,115.00       3.89
6.501% - 6.750%                               5         433,347.00       1.10
6.751% - 7.000%                              10         574,942.00       1.46
7.001% - 7.250%                               1          17,980.00       0.05
7.251% - 7.500%                               2         159,166.00       0.41
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 7.500%
Weighted Average: 5.433%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                 COUNT                UPB          %
--------------------------------------------------------------------------------
121 - 180                                   394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Minimum: 156
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity         COUNT                UPB          %
--------------------------------------------------------------------------------
121 - 180                                   394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Minimum: 154
Maximum: 180
Weighted Average: 178
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                 COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0                                          6     $   519,000.00       1.32%
1 - 1                                       104      13,142,268.00      33.44
2 - 2                                       209      18,431,267.00      46.90
3 - 3                                        44       4,398,657.00      11.19
4 - 4                                        10         917,884.00       2.34
5 - 5                                         7         689,566.00       1.75
6 - 6                                         7         448,621.00       1.14
7 - 12                                        7         748,240.00       1.90
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 7
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 7, 2004 13:08                     Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                           Available; AF15 June2; 6/7
================================================================================


--------------------------------------------------------------------------------
FICO Scores                               COUNT                UPB          %
--------------------------------------------------------------------------------
0 - 0                                         1     $    59,000.00       0.15%
550 - 559                                     1         120,909.00       0.31
590 - 599                                     1         136,997.00       0.35
600 - 609                                     1          55,690.00       0.14
610 - 619                                     8         346,815.00       0.88
620 - 629                                     7         726,758.00       1.85
630 - 639                                     9         803,297.00       2.04
640 - 649                                     9         765,575.00       1.95
650 - 659                                    26       2,171,166.00       5.53
660 - 669                                    23       1,800,288.00       4.58
670 - 679                                    16       1,811,698.00       4.61
680 - 689                                    35       3,425,569.00       8.72
690 - 699                                    42       4,698,816.00      11.96
700 - 709                                    39       4,631,310.00      11.79
710 - 719                                    33       3,105,634.00       7.90
720 - 729                                    23       2,434,363.00       6.20
730 - 739                                    18       1,472,886.00       3.75
740 - 749                                    23       2,052,691.00       5.22
750 - 759                                    17       2,540,538.00       6.47
760 - 769                                    19       2,174,091.00       5.53
770 - 779                                    16       1,530,160.00       3.89
780 - 789                                    17       1,471,137.00       3.74
790 - 799                                     6         694,861.00       1.77
800 - 809                                     3         226,056.00       0.58
820 - 829                                     1          39,200.00       0.10
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 820
Weighted Average: 710
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                       COUNT                UPB          %
--------------------------------------------------------------------------------
5.001% - 10.000%                              1     $    58,504.00       0.15%
10.001% - 15.000%                             1          68,255.00       0.17
20.001% - 25.000%                             3         390,892.00       0.99
25.001% - 30.000%                             9         938,968.00       2.39
30.001% - 35.000%                            13       1,678,901.00       4.27
35.001% - 40.000%                             6         669,763.00       1.70
40.001% - 45.000%                             8         948,596.00       2.41
45.001% - 50.000%                            12       1,777,044.00       4.52
50.001% - 55.000%                            17       1,399,922.00       3.56
55.001% - 60.000%                            20       2,450,709.00       6.24
60.001% - 65.000%                            30       3,151,471.00       8.02
65.001% - 70.000%                            79       8,956,976.00      22.79
70.001% - 75.000%                            66       6,060,743.00      15.42
75.001% - 80.000%                            93       8,782,095.00      22.35
80.001% - 85.000%                             6         443,246.00       1.13
85.001% - 90.000%                            30       1,519,418.00       3.87
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Minimum: 8.57%
Maximum: 90.00%
Weighted Average: 65.85%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio              COUNT                UPB          %
--------------------------------------------------------------------------------
5.001% - 10.000%                              1     $    58,504.00       0.15%
10.001% - 15.000%                             1          68,255.00       0.17
20.001% - 25.000%                             3         390,892.00       0.99
25.001% - 30.000%                             9         938,968.00       2.39
30.001% - 35.000%                            12       1,622,298.00       4.13
35.001% - 40.000%                             6         669,763.00       1.70
40.001% - 45.000%                             8         948,596.00       2.41
45.001% - 50.000%                            12       1,777,044.00       4.52
50.001% - 55.000%                            17       1,399,922.00       3.56
55.001% - 60.000%                            20       2,450,709.00       6.24
60.001% - 65.000%                            30       3,151,471.00       8.02
65.001% - 70.000%                            79       8,956,976.00      22.79
70.001% - 75.000%                            66       6,060,743.00      15.42
75.001% - 80.000%                            93       8,782,095.00      22.35
80.001% - 85.000%                             7         499,849.00       1.27
85.001% - 90.000%                            30       1,519,418.00       3.87
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Minimum: 8.57%
Maximum: 90.00%
Weighted Average: 65.92%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                       COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                   273     $27,648,995.00      70.36%
11.001% - 16.000%                             8         589,882.00       1.50
16.001% - 21.000%                            10         831,323.00       2.12
21.001% - 26.000%                             7         518,178.00       1.32
26.001% - 31.000%                            17       1,365,915.00       3.48
31.001% - 36.000%                            23       2,322,495.00       5.91
36.001% - 41.000%                            24       2,453,166.00       6.24
41.001% - 46.000%                            16       1,719,241.00       4.38
46.001% - 51.000%                             6         607,713.00       1.55
51.001% - 56.000%                             3         407,900.00       1.04
56.001% - 61.000%                             2         452,500.00       1.15
61.001% - 66.000%                             2         106,200.00       0.27
66.001% - 71.000%                             2         147,646.00       0.38
86.001% - 91.000%                             1         124,350.00       0.32
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 90.690%
Weighted Average: 36.887%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 7, 2004 13:08                     Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                           Available; AF15 June2; 6/7
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration                  COUNT                UPB          %
--------------------------------------------------------------------------------
CA                                           47     $ 7,031,084.00      17.89%
VA                                           28       3,303,239.00       8.41
IL                                           21       2,703,686.00       6.88
FL                                           32       2,389,435.00       6.08
NJ                                           15       2,303,283.00       5.86
NY                                           20       2,260,393.00       5.75
TX                                           30       1,903,010.00       4.84
MA                                            7       1,693,404.00       4.31
PA                                           23       1,309,751.00       3.33
UT                                           10       1,302,141.00       3.31
MD                                           11       1,213,234.00       3.09
MO                                           15         988,531.00       2.52
GA                                           13         920,190.00       2.34
OH                                            9         770,971.00       1.96
RI                                            4         768,138.00       1.95
AZ                                            7         735,174.00       1.87
WA                                            6         640,335.00       1.63
OK                                           11         626,385.00       1.59
IN                                            9         604,888.00       1.54
CO                                            5         602,740.00       1.53
NC                                            8         525,378.00       1.34
KY                                            8         523,408.00       1.33
NV                                            3         486,483.00       1.24
LA                                            7         433,991.00       1.10
MN                                            5         420,288.00       1.07
WI                                            3         403,095.00       1.03
HI                                            3         307,082.00       0.78
NE                                            2         233,128.00       0.59
KS                                            3         225,544.00       0.57
NM                                            4         213,590.00       0.54
AL                                            3         198,500.00       0.51
MI                                            3         163,595.00       0.42
TN                                            4         158,615.00       0.40
IA                                            3         157,091.00       0.40
OR                                            2         127,578.00       0.32
SC                                            3         117,484.00       0.30
MT                                            1         106,527.00       0.27
DE                                            1          95,468.00       0.24
VT                                            1          72,935.00       0.19
MS                                            1          72,795.00       0.19
WV                                            1          68,568.00       0.17
DC                                            1          64,521.00       0.16
NH                                            1          49,826.00       0.13
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                            COUNT                UPB          %
--------------------------------------------------------------------------------
States Not CA                               347     $32,264,419.00      82.11%
South CA                                     31       4,936,847.00      12.56
North CA                                     16       2,094,237.00       5.33
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                    COUNT                UPB          %
--------------------------------------------------------------------------------
84321                                         7     $ 1,068,902.00       2.72%
02907                                         2         480,064.00       1.22
20852                                         2         413,831.00       1.05
91755                                         1         405,629.00       1.03
23451                                         2         374,812.00       0.95
Other                                       380      36,552,265.00      93.02
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                              COUNT                UPB          %
--------------------------------------------------------------------------------
Cash Out Refi                               155     $16,622,078.00      42.30%
Rate & Term Refi                            142      14,471,542.00      36.83
Purchase                                     97       8,201,883.00      20.87
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                         COUNT                UPB          %
--------------------------------------------------------------------------------
No                                          239     $22,673,425.00      57.70%
Yes                                         155      16,622,078.00      42.30
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                             COUNT                UPB          %
--------------------------------------------------------------------------------
Full                                        216     $18,563,383.00      47.24%
Alternate                                    76      11,516,957.00      29.31
Income Only                                  47       4,460,056.00      11.35
No Doc                                       33       2,781,908.00       7.08
1 Paystub/Assets Verified                    16       1,387,961.00       3.53
Asset Only                                    2         288,888.00       0.74
Employment Verification Only                  3         223,600.00       0.57
Stated Income Full Asset                      1          72,750.00       0.19
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                             COUNT                UPB          %
--------------------------------------------------------------------------------
Single Family                               233     $19,153,367.00      48.74%
Two Family                                   59       7,457,427.00      18.98
Four Family                                  29       4,763,021.00      12.12
Low Rise Condo (2-4 floors)                  18       2,254,535.00       5.74
Three Family                                 14       1,978,530.00       5.04
Condomimium                                  13       1,495,399.00       3.81
Pud                                          20       1,274,041.00       3.24
Townhouse                                     4         446,533.00       1.14
High Rise Condo (gt 8 floors)                 2         315,901.00       0.80
Single Family Attached                        1         124,350.00       0.32
Pud Attached                                  1          32,400.00       0.08
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                 COUNT                UPB          %
--------------------------------------------------------------------------------
Investor Occupied                           394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)               COUNT                UPB          %
--------------------------------------------------------------------------------
0.000                                       394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
wa Term: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                              COUNT                UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                          394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                             COUNT                UPB          %
--------------------------------------------------------------------------------
1                                           394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 7, 2004 13:08                     Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                           Available; AF15 June2; 6/7
================================================================================


--------------------------------------------------------------------------------
Mortgage Ins.                             COUNT                UPB          %
--------------------------------------------------------------------------------
AMIC                                          2     $   177,036.00       0.45%
GEMICO                                        7         390,148.00       0.99
MGIC                                          2          88,895.00       0.23
PMI Mortgage Insurance                       12         801,432.00       2.04
Radian Guaranty                               2          58,548.00       0.15
Republic Mortgage Insurance                   6         292,876.00       0.75
Triad Guaranty Insurance Co.                  2          34,761.00       0.09
United Guaranty                               3         118,968.00       0.30
LTV <=80                                    358      37,332,839.00      95.01
--------------------------------------------------------------------------------
Total:                                      394     $39,295,503.00     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 7, 2004 13:08                     Page 4 of 4